                                                                    Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ----------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.           ACCRUAL BASIS
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42144                               02/13/95, RWD, 2/96
   ----------------------------------------------

   ----------------------------------------------
   JUDGE:  Barbara J. Houser
   ----------------------------------------------
                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


   RESPONSIBLE PARTY:

   /s/ Drew Keith                                  Chief Financial Officer
   ----------------------------------------    ---------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY           TITLE

   Drew Keith                                      1/22/2002
   ----------------------------------------    ---------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                 DATE

   PREPARER:

   /s/ Jessica L. Wilson                           Chief Accounting Officer
   ----------------------------------------    ---------------------------------
   ORIGINAL SIGNATURE OF PREPARER                    TITLE

   Jessica L. Wilson                               1/22/2002
   ----------------------------------------    ---------------------------------
   PRINTED NAME OF PREPARER                          DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
   -----------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                   ACCRUAL BASIS-1
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42144                                 02/13/95, RWD, 2/96
   -----------------------------------------------


   -----------------------------------------------

   COMPARATIVE BALANCE SHEET
   ----------------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE            MONTH               MONTH                MONTH
                                                                   ------------------------------------------------------------
   ASSETS                                             AMOUNT          October 2001        November 2001       December 2001
   ----------------------------------------------------------------------------------------------------------------------------
   1.        UNRESTRICTED CASH                     $     40,098        $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   2.        RESTRICTED CASH                                           $ 24,361,253         $ 12,300,969         $ 12,127,852
   ----------------------------------------------------------------------------------------------------------------------------
   3.        TOTAL CASH                            $     40,098        $ 24,361,253         $ 12,300,969         $ 12,127,852
   ----------------------------------------------------------------------------------------------------------------------------
   4.        ACCOUNTS RECEIVABLE (NET)             $  9,006,275        $  6,879,795         $  6,852,061         $  7,754,023
   ----------------------------------------------------------------------------------------------------------------------------
   5.        INVENTORY                             $ 20,429,725        $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   6.        NOTES RECEIVABLE                                          $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   7.        PREPAID EXPENSES                                          $     32,337         $     73,614         $     52,975
   ----------------------------------------------------------------------------------------------------------------------------
   8.        OTHER (ATTACH LIST)                   $ 21,367,511       ($347,561,281)       ($335,367,911)       ($335,491,366)
   ----------------------------------------------------------------------------------------------------------------------------
   9.        TOTAL CURRENT ASSETS                  $ 50,843,609       ($316,287,896)       ($316,141,267)       ($315,556,516)
   ----------------------------------------------------------------------------------------------------------------------------
   10.       PROPERTY, PLANT & EQUIPMENT           $474,988,760        $514,146,385         $514,146,385         $494,556,303
   ----------------------------------------------------------------------------------------------------------------------------
   11.       LESS: ACCUMULATED
             DEPRECIATION/DEPLETION                                    $438,869,930         $438,869,930         $434,787,556
   ----------------------------------------------------------------------------------------------------------------------------
   12.       NET PROPERTY, PLANT & EQUIPMENT       $474,988,760        $ 75,276,455         $ 75,276,455         $ 59,768,747
   ----------------------------------------------------------------------------------------------------------------------------
   13.       DUE FROM INSIDERS                                         $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   14.       OTHER ASSETS - NET OF
             AMORTIZATION (ATTACH LIST)                                $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   15.       OTHER (ATTACH LIST)                                       $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   16.       TOTAL ASSETS                          $525,832,369       ($241,011,441)       ($240,864,812)       ($255,787,769)
   ----------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ----------------------------------------------------------------------------------------------------------------------------
   17.       ACCOUNTS PAYABLE                                          $     74,736         $     54,096         $     71,485
   ----------------------------------------------------------------------------------------------------------------------------
   18.       TAXES PAYABLE                                             $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   19.       NOTES PAYABLE                                             $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   20.       PROFESSIONAL FEES                                         $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   21.       SECURED DEBT                                              $          0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   22.       OTHER (ATTACH LIST)                                      ($148,543,277)       ($148,484,962)       ($153,647,181)
   ----------------------------------------------------------------------------------------------------------------------------
   23.       TOTAL POSTPETITION
             LIABILITIES                                              ($148,468,541)       ($148,430,866)       ($153,575,696)
   ----------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ----------------------------------------------------------------------------------------------------------------------------
   24.       SECURED DEBT                          $ 23,187,921        $ 22,191,944         $ 22,190,304         $ 20,159,289
   ----------------------------------------------------------------------------------------------------------------------------
   25.       PRIORITY DEBT                         $  4,672,323                  $0         $          0         $          0
   ----------------------------------------------------------------------------------------------------------------------------
   26.       UNSECURED DEBT                        $392,188,633        $ 16,707,209         $ 16,702,868         $ 16,702,868
   ----------------------------------------------------------------------------------------------------------------------------
   27.       OTHER (ATTACH LIST)                                       $ 75,481,394         $ 75,509,394         $ 75,509,394
   ----------------------------------------------------------------------------------------------------------------------------
   28.       TOTAL PREPETITION LIABILITIES         $420,048,877        $114,380,547         $114,402,566         $112,371,551
   ----------------------------------------------------------------------------------------------------------------------------
   29.       TOTAL LIABILITIES                     $420,048,877        ($34,087,994)        ($34,028,300)        ($41,204,145)
   ----------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ----------------------------------------------------------------------------------------------------------------------------
   30.       PREPETITION OWNERS' EQUITY                                $ 16,327,446         $ 16,327,446         $ 16,327,446
   ----------------------------------------------------------------------------------------------------------------------------
   31.       POSTPETITION CUMULATIVE
             PROFIT OR (LOSS)                                         ($223,250,893)       ($223,163,958)       ($230,911,070)
   ----------------------------------------------------------------------------------------------------------------------------
   32.       DIRECT CHARGES TO EQUITY
             (ATTACH EXPLANATION)
   ----------------------------------------------------------------------------------------------------------------------------
   33.       TOTAL EQUITY                          $          0       ($206,923,447)       ($206,836,512)       ($214,583,624)
   ----------------------------------------------------------------------------------------------------------------------------
   34.       TOTAL LIABILITIES &
             OWNERS' EQUITY                        $420,048,877       ($241,011,441)       ($240,864,812)       ($255,787,769)
   ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME:  Kitty Hawk International, Inc.          ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------


-----------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                  MONTH                  MONTH           QUARTER
                                                 ------------------------------------------------------------------
REVENUES                                            October 2001           November 2001          December 2001         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                     $     0               $371,814            $    57,180        $   428,994
------------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                          $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                        $     0               $371,814            $    57,180        $   428,994
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                           $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                       $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                    $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                           $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                       $     0               $371,814            $    57,180        $   428,994
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                       $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                           $35,399               $ 81,449            $   214,994        $   331,842
------------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                       $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                           $35,399               $ 81,449            $   214,994        $   331,842
------------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                  ($35,399)              $290,365              ($157,814)       $    97,152
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                   $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                  $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                   $    30               $     21            $        13        $        64
------------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                             $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                       $ 7,942               $  7,942            $     7,942        $    23,826
------------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                  ($729)              ($67,654)           $12,745,834        $12,677,451
------------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                        $ 7,243               ($59,691)           $12,753,789        $12,701,341
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                  $     0               $205,164            $         0        $   205,164
------------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                  $     0               $      0            $       250        $       250
------------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                $     0               $      0            $         0        $         0
------------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                      $     0               $205,164            $       250        $   205,414
------------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                        ($17,057)              $ 57,956            ($5,164,741)       ($5,123,842)
------------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                 ($25,585)              $ 86,936            ($7,747,112)       ($7,685,761)
------------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.            ACCRUAL BASIS-3
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                    MONTH           MONTH             MONTH          QUARTER
                                               -----------------------------------------------------
DISBURSEMENTS                                    October 2001    November 2001     December 2001       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                               $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                              $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
3.   PREPETITION                                             $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
4.   POSTPETITION                                            $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                                $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)                          $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                          $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                                     $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS                            $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                                          $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                                    $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                                             $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                                      $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID                           $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES                               $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
16.  UTILITIES                                               $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
17.  INSURANCE                                               $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                                     $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                                        $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
20.  TRAVEL                                                  $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                           $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                                   $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
23.  SUPPLIES                                                $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
24.  ADVERTISING                                             $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                                     $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS                           $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                                       $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                                       $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                                     $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES                           $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                                     $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                                           $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                                     $0               $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.            ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE         MONTH              MONTH             MONTH
                                                                          ------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                     AMOUNT       October 2001      November 2001     December 2001
--------------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                                    $        0         $        0        $  906,962
--------------------------------------------------------------------------------------------------------------------------------
2.   31-60                                                                   $    5,000         $    5,000        $        0
--------------------------------------------------------------------------------------------------------------------------------
3.   61-90                                                                   $        0         $        0        $        0
--------------------------------------------------------------------------------------------------------------------------------
4.   91+                                                                     $6,874,795         $6,847,061        $6,847,061
--------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                                    $0         $6,879,795         $6,852,061        $7,754,023
--------------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                         $        0         $        0        $        0
--------------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                                    $0         $6,879,795         $6,852,061        $7,754,023
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                             MONTH: December 2001
                                                                                            ------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                0-30           31-60              61-90               91+
TAXES  PAYABLE                                  DAYS           DAYS               DAYS               DAYS              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                                   $    0           $  0               $  0            $     0           $     0
--------------------------------------------------------------------------------------------------------------------------------
2.   STATE                                     $    0           $  0               $  0            $     0           $     0
--------------------------------------------------------------------------------------------------------------------------------
3.   LOCAL                                     $    0           $  0               $  0            $     0           $     0
--------------------------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                       $    0           $  0               $  0            $     0           $     0
--------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                       $    0           $  0               $  0            $     0           $     0
--------------------------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                          $5,209           $182               $412            $65,682           $71,485
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------

STATUS OF POSTPETITION TAXES                                                         MONTH: December 2001
                                                                                            ------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING           AMOUNT                                ENDING
                                                              TAX           WITHHELD AND/           AMOUNT             TAX
FEDERAL                                                   LIABILITY*         0R ACCRUED              PAID           LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                                $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                              $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                              $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                                 $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
5.   INCOME                                                       $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                                          $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                                          $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                                  $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
9.   SALES                                                        $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
10.  EXCISE                                                       $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                                 $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                                $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                                            $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                                          $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                                          $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                                  $0                 $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.            ACCRUAL BASIS-5
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH: December 2001
-----------------------------------------                        ----------------------------------------------------------------
BANK RECONCILIATIONS
                                                    Account #1              Account #2            Account #3
---------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                         Bank One                Bank One              Bank One
---------------------------------------------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                             1559691322              1559691330            9320014690            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                               Deposit                 Payroll          Health Insurance
---------------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                             $0                      $0                      $0             $0
---------------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                       $0                      $0                      $0             $0
---------------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                           $0                      $0                      $0             $0
---------------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                $0                      $0                      $0             $0
---------------------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                            $0                      $0                      $0             $0
---------------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN           N/A - Lockbox only             No activity          Account closed
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                 TYPE OF              PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE               INSTRUMENT              PRICE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.   N/A
---------------------------------------------------------------------------------------------------------------------------------
8.   N/A
---------------------------------------------------------------------------------------------------------------------------------
9.   N/A
---------------------------------------------------------------------------------------------------------------------------------
10.  N/A
---------------------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                                      $0             $0
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------
CASH

---------------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                                             $0
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.           ACCRUAL BASIS-6
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------
                                                        MONTH: December 2001
                                                       -----------------------

--------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.
BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS,
COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE,
ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------
                                INSIDERS
---------------------------------------------------------------------
                               TYPE OF     AMOUNT      TOTAL PAID
              NAME             PAYMENT      PAID         TO DATE
---------------------------------------------------------------------
1.     Pete Sanderlin        Salary           $0          $17,200
---------------------------------------------------------------------
2.     Tom Mealie            Salary           $0          $17,200
---------------------------------------------------------------------
3.     N/A
---------------------------------------------------------------------
4.     N/A
---------------------------------------------------------------------
5.     N/A
---------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                            $0          $34,400
---------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------
                            DATE OF COURT                                                              TOTAL
                          ORDER AUTHORIZING         AMOUNT         AMOUNT         TOTAL PAID          INCURRED
              NAME            PAYMENT             APPROVED          PAID           TO DATE           & UNPAID *
-----------------------------------------------------------------------------------------------------------------

1.     N/A
-----------------------------------------------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                  $0             $0                $0                $0
-----------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                      SCHEDULED            AMOUNTS
                                       MONTHLY              PAID              TOTAL
                                      PAYMENTS             DURING             UNPAID
              NAME OF CREDITOR          DUE                MONTH          POSTPETITION
--------------------------------------------------------------------------------------------
1.     GE Capital                       $  855              $  855                   $0
--------------------------------------------------------------------------------------------
2.     GE Capital                       $  784              $  784                   $0
--------------------------------------------------------------------------------------------
3.     GE Capital                    varies                 $    0                   $0
--------------------------------------------------------------------------------------------
4.     N/A                                                  $    0                   $0
--------------------------------------------------------------------------------------------
5.     N/A                                                                           $0
--------------------------------------------------------------------------------------------
6      TOTAL                            $1,639              $1,639                   $0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.        ACCRUAL  BASIS-7
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

                                                 MONTH: December 2001
                                                        ------------------------

-----------------------------
QUESTIONNAIRE

----------------------------------------------------------------------------------------------------------------
                                                                                                YES         NO
----------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
     BUSINESS THIS REPORTING PERIOD?                                                             X
----------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
     POSSESSION ACCOUNT?                                                                                     X
----------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
     RELATED PARTIES?                                                                                        X
----------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?               X
----------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                 X
----------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                            X
----------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                            X
----------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                        X
----------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                              X
----------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                              X
----------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                       X
----------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                         X
----------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon
----------------------------------------------------------------------------------------------------------------
  acceptance/rejection of leases.
----------------------------------------------------------------------------------------------------------------
Item 4 - Payments made to GE Capital as equipment is in use by other Kitty Hawk entities. Additionally, a DC-8
----------------------------------------------------------------------------------------------------------------
  aircraft and 8 engines were sold and the net funds were disbursed to Key Corp and Wells Fargo Bank as the
----------------------------------------------------------------------------------------------------------------
  assets served as collateral for these creditors.
----------------------------------------------------------------------------------------------------------------
Item 1 - the leasehold improvements at the Willow Run airport in Ypsilanti, MI were sold to Doug Kalitta in
----------------------------------------------------------------------------------------------------------------
  exchange for a note payable back to the company in the amount of $500,000. Additionally, one DC8 aircraft and
----------------------------------------------------------------------------------------------------------------
  8 engines were sold during the month.
----------------------------------------------------------------------------------------------------------------

-----------------------------
INSURANCE
----------------------------------------------------------------------------------------------------------------
                                                                                                YES         NO
----------------------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
----------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
----------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                       INSTALLMENT  PAYMENTS
----------------------------------------------------------------------------------------------------------------
             TYPE OF                                                          PAYMENT AMOUNT
              POLICY                   CARRIER          PERIOD COVERED         & FREQUENCY
----------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

====================================================================================================================================


-------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.                                                          FOOTNOTES SUPPLEMENT
-------------------------------------------------
-------------------------------------------------
CASE NUMBER: 400-42144                                                                             ACCRUAL BASIS
-------------------------------------------------

                                                                                     MONTH:              December 2001
                                                                                            ---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS               LINE
      FORM NUMBER               NUMBER                           FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           6                                 All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------------------------------
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           7                                 All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------------------------------------------
                                               400-42141.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           General                           This operation closed in May of 2000. Costs incurred during
-----------------------------------------------------------------------------------------------------------------------------------
                                                April 2001 consisted of costs associated with shut down
-----------------------------------------------------------------------------------------------------------------------------------
                                                procedures and maintaining collateral.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           3                        8        All cash received into the Company cash accounts is swept
-----------------------------------------------------------------------------------------------------------------------------------
                                                each night to Kitty Hawk, Inc. Master Account (see Case
-----------------------------------------------------------------------------------------------------------------------------------
                                                #400-42141).
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           3                        31       All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------------------------
                                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------------------------
                                                account.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           4                        6        All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------------------------
                                                at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
-----------------------------------------------------------------------------------------------------------------------------------
                                                are recorded at Inc. and pushed down to Inc.'s subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
                                                as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           3                        28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
           6                     General     The monthly GE Capital payments in the last year of the scheduled payments
-----------------------------------------------------------------------------------------------------------------------------------
                                                are significantly less than payments previously made.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                                      December 2001
8.  OTHER (ATTACH LIST)                                           $ (335,491,366) Reported
                                                                  --------------
         Intercompany Receivables                                   (350,590,227)
         A/R Insurance                                                   133,954
         Deferred Taxes                                               13,097,746
         A/R Reconciling item                                            109,021
         Note Receivable - Kalitta charters                              500,000
         Deposits - Aircraft                                             360,971
         Deposits - Rent                                                 481,774
         Security Deposit                                                415,395
                                                                  --------------
                                                                    (335,491,366) Detail
                                                                  --------------
                                                                               -  Difference



22. OTHER (ATTACH LIST)                                           $ (153,647,181) Reported
                                                                  --------------
         Accrued income taxes                                       (153,940,712)
         Accrued Misc                                                    282,031
         Customer deposit                                                      -
         Accrued Fuel                                                     11,500
                                                                  --------------
                                                                    (153,647,181) Detail
                                                                  --------------
                                                                               -  Difference

27. OTHER (ATTACH LIST)                                           $   75,509,394  Reported
         Deferred Taxes                                               87,246,212
         Accrued Taxes payable                                       (18,954,646)
         Aircraft Maintenance Reserves                                         -
         Accrued Fuel expenses                                         5,403,028
         Prepaid Fuel                                                 (5,633,963)
         Accrued Salaries/Vacation/Employee Benefits                   4,075,349
         Uncleared 4/28/00 Payroll Checks                                 66,601
         A/P Other/Accrued/Unrecorded                                   (275,816)
         Purchase reserves                                             1,762,176
         Accrued Landing fees/parking/cargo fees                       1,646,149
         Various accrued taxes                                         1,313,200
         Other Misc accruals                                          (1,138,896)
                                                                  --------------
                                                                      75,509,394  Detail
                                                                  --------------
                                                                               -  Difference



ACCRUAL BASIS-2
21  NON-OPERATING INCOME (ATT. LIST)                              $   12,745,834  Reported
                                                                  --------------
         Interest income on restricted cash investments                  (18,140)
         SFAS 121 Writedown on DC-8 Aircraft                           9,100,000
         Loss on asset sales                                           3,663,974
                                                                  --------------
                                                                      12,745,834  Detail
                                                                  --------------
                                                                               -  Difference